UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 7, 2011

Amarantus BioSciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148922	26-0690857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Almanor Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 737-2734

____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance And Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On October 7, 2011, a majority of our shareholders and our board of directors approved an amendment to Article 4, Section A of our Certificate of Incorporation to increase our total authorized common stock to 250,000,000 shares.

We filed a Certificate of Amendment with the Delaware Secretary of State to record the amendment. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2011	Amarantus BioSciences, Inc.

By: /s/ Martin D. Cleary
Martin D. Cleary
Chief Executive Officer

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